UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2026

Magnachip Semiconductor Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34791	83-0406195
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Magnachip Semiconductor, Ltd. 15F, 76 Jikji-daero 436beon-gil, Heungdeok-gu Cheongju-si, Chungcheongbuk-do, 28581, Republic of Korea		Not Applicable
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +82 (2) 6903-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 11, 2026, at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Magnachip Semiconductor Corporation (the “Company”), the stockholders of the Company approved the Company’s Amended and Restated 2020 Equity and Incentive Compensation Plan (the “Plan”) that provides for an increase of 3,000,000 shares of the Company’s common stock authorized for issuance thereunder. The Company’s executive officers are eligible to participate in the Plan. On April 29, 2026, the Company’s Board of Directors approved the amendment and restatement of the Plan, subject to the approval of the Company’s stockholders at the Annual Meeting.

A summary of the material terms of the Plan is set forth under the caption “Proposal Four: Approval of our Amended and Restated 2020 Equity and Incentive Compensation Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2026. That summary and the above description of the Plan do not purport to be complete and are qualified in their entirety by reference to the Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 11, 2026. As of the close of business on the record date of April 21, 2026, there were 36,219,100 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The number of shares of the Company’s common stock present at the meeting, in person or by proxy, was 24,332,390, or 67.18% of the outstanding shares entitled to vote.

At the meeting, the following proposals were submitted to a vote of the Company’s stockholders, with the final voting results indicated below:

Proposal 1 – Election of Directors. The Company’s stockholders elected the following four directors to serve until the 2027 Annual Meeting of Stockholders and until their respective successors are elected and qualified.

	For	Withheld	Broker Non-Votes
Camillo Martino	17,042,221	498,275	6,791,894
Gilbert Nathan	15,489,634	2,050,862	6,791,894
Cristiano Amoruso	17,050,708	489,788	6,791,894
Kyo-Hwa (Liz) Chung	15,685,921	1,854,575	6,791,894

Proposal 2 – Advisory Vote on the Compensation of the Named Executive Officers. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s 2026 proxy materials.

For	Against	Abstained	Broker Non-Votes
14,602,034	2,791,527	146,935	6,791,894

Proposal 3 – Ratification of the Appointment of EY Han Young. The Company’s stockholders ratified the appointment of EY Han Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

For	Against	Abstained
22,467,959	1,175,489	688,942

There were no broker non-votes with respect to Proposal 3.

Proposal 4 – Approval of Amended and Restated 2020 Equity and Incentive Compensation Plan. The Company’s stockholders approved the Company's Amended and Restated 2020 Equity and Incentive Compensation Plan.

For	Against	Abstained	Broker Non-Votes
13,328,072	4,058,795	153,629	6,791,894

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1

Amended and Restated 2020 Equity and Incentive Compensation Plan (Incorporated by reference to Appendix A to our Definitive Proxy Statement on Schedule 14A filed with the Commission on April 30, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNACHIP SEMICONDUCTOR CORPORATION

Dated: June 17, 2026	By:	/s/ Shinyoung Park
Shinyoung Park
Chief Financial Officer